Hennessy Funds Trust
Filed Pursuant to Rule 497(e)
1933 Act No. 033-52154
1940 Act No. 811-07168

Hennessy Mutual Funds, Inc.
Filed Pursuant to Rule 497(e)
1933 Act No. 333-07595
1940 Act No. 811-07695

The Hennessy Funds Cornerstone Series of Funds

December 2, 2011

Supplement to the Original Class Shares Prospectus dated February 28, 2011
Supplement to the Institutional Class Shares Prospectus dated February 28, 2011

Hennessy Cornerstone Growth Fund

Hennessy Cornerstone Growth Fund, Series II

This Supplement provides new and additional information beyond that contained in the Prospectus, as supplemented to date, and should be read in conjunction with the Prospectus.

Merger of Hennessy Cornerstone Growth Fund, Series II into Hennessy Cornerstone Growth Fund

The Hennessy Cornerstone Growth Fund, Series II, a series of Hennessy Funds Trust (the “Growth Fund II”), merged into the Hennessy Cornerstone Growth Fund, a series of Hennessy Mutual Funds, Inc. (the “Growth Fund”), effective as of the close of business on October 28, 2011.  As a result of the merger, the Growth Fund acquired all of the assets of the Growth Fund II, and, on a tax-free basis, the Original Class shareholders received Original Class shares of the Growth Fund in exchange for their shares of Growth Fund II, while the Institutional Class shareholders of the Growth Fund II received Institutional Class shares of the Growth Fund in exchange for their shares of Growth Fund II.

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Please retain this Supplement for future reference